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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         APRIL 11, 2006 (APRIL 11, 2006)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                                       88-0408274
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)

    6370 Nancy Ridge Drive, Suite 112                        92121
         San Diego, California                             -------------
---------------------------------------                     Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

On April 11, 2006, we issued a press release announcing the filing of our annual report on Form 10-KSB for the fiscal year ended December 31, 2005 and an update to our cash position as of March 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 11, 2006, we distributed to our stockholders a letter from our Interim President and Chief Executive Officer, James R. Gavin, III, M.D., Ph.D. A copy of this letter is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.       Description
-----------       -----------
99.1              Press Release dated April 11, 2006
99.2              Letter to Stockholders


In accordance with General Instruction B.2. of Form 8-K, the information in Item
2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 11, 2006                     MICROISLET, INC.


                                            By: /s/ Kevin Hainley
                                                --------------------------------
                                                Kevin Hainley
                                                Interim Chief Financial Officer